Exhibit 32.1

OFFICER’S CERTIFICATION
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

The undersigned Terry Hughes, the Chief Executive Officer and Chief Financial Officer of Sustut Exploration, Inc., a Delaware corporation (the “Corporation”), in connection with the Corporation’s Quarterly Report on Form 10-Q for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1. The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

August 13, 2008

Sustut Exploration, Inc.

/s/ Terry Hughes
Terry Hughes
President, Chief Executive Officer and Chief Financial Officer